AMENDMENT NUMBER 1
TO
PROMISSORY NOTE

AMENDMENT NUMBER 1 TO PROMISSORY NOTE, dated as of April 19, 2003 (this "Amendment"), between AMCO TRANSPORT HOLDINGS, INC. (formerly known as Atlas-Republic Corporation), a Delaware corporation ("AMCO") and BESTWAY COACH EXPRESS INC., a New York corporation ("Bestway"). Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Note (as hereinafter defined).

BACKGROUND

AMCO issued a Promissory Note in the principal amount of $101,500 on April 19, 2002 (the "Note"). The Note bears interest at the rate of 8% per annum and matures on the date hereof (the "Maturity Date"). The parties desire to amend the Note to extend the Maturity Date to September 30, 2004.

NOW, THEREFORE, the parties hereto, intending to be legally bound and in consideration of the mutual agreements and covenants contained herein and in the Note, hereby agree to amend the Note as follows:

1. <u>Extension of Maturity Date</u>. The Maturity Date of the Note is hereby extended to September 30, 2004; provided, however, that it shall become immediately due and payable in the event of a change in control of AMCO regardless of the structure of the transaction through which such change of control occurs.

2. <u>Note Remains in Force</u>. Except as expressly set forth in this Amendment, the Note remains unmodified and in full force and effect.

3. <u>Counterparts; Facsimile Execution</u>. This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute one and the same instrument. Facsimile execution and delivery of this Amendment is legal valid and binding execution and delivery for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

AMCO TRANSPORT HOLDINGS, INC.

By: ______________________
Name: Wilson Cheng
Title: Chief Executive Officer

BESTWAY COACH EXPRESS INC.

By: ______________________
Name: Wilson Cheng
Title: Chief Executive Officer